                                                                     EXHIBIT 4.2
                                 CERTEGY INC.

                             AMENDED AND RESTATED
                                    BYLAWS




                          --------------------------




                         Effective as of June 29, 2001

                                 CERTGEY INC.

                                     -----

                             AMENDED AND RESTATED
                                    BYLAWS

                                     -----

                                   CONTENTS

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
ARTICLE ONE     MEETINGS OF THE SHAREHOLDERS...........................................    1

Section 1.1  Annual Meeting ...........................................................    1
Section 1.2  Special Meetings..........................................................    1
Section 1.3  Notice of Meetings........................................................    1
Section 1.4  Voting Groups.............................................................    1
Section 1.5  Quorum....................................................................    1
Section 1.6  Vote Required for Action..................................................    2
Section 1.7  Adjournments..............................................................    2
Section 1.8  Presiding Officer.........................................................    2
Section 1.9  Voting of Shares..........................................................    2
Section 1.10 Proxies...................................................................    2
Section 1.11 Record Date...............................................................    2
Section 1.12 Shareholder Proposals and Nominations.....................................    3

ARTICLE TWO     BOARD OF DIRECTORS.....................................................    5

Section 2.1  General...................................................................    5
Section 2.2  Number of Directors and Term of Office....................................    5
Section 2.3  Election of Directors.....................................................    6
Section 2.4  Vacancies.................................................................    6
Section 2.5  Term Limits...............................................................    6
Section 2.6  Regular Meetings..........................................................    6
Section 2.7  Special Meetings..........................................................    6
Section 2.8  Notice of Meetings........................................................    6
Section 2.9  Quorum; Adjournments......................................................    6
Section 2.10 Vote Required for Action..................................................    7
Section 2.11 Action by Directors Without a Meeting.....................................    7
Section 2.12 Compensation of Directors.................................................    7

ARTICLE THREE   ELECTIONS OF OFFICERS AND COMMITTEES...................................    7

Section 3.1  Election of Officers......................................................    7
Section 3.2  Executive Committee.......................................................    7
Section 3.3  Other Committees..........................................................    8

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ARTICLE FOUR     OFFICERS..............................................................    8

Section 4.1  Officers..................................................................    8
Section 4.2  Compensation of Officers..................................................    8
Section 4.3  Chairman of the Board.....................................................    8
Section 4.4  Vice Chairman of the Board................................................    9
Section 4.5  Chief Executive Officer...................................................    9
Section 4.6  President.................................................................    9
Section 4.7  Chief Operating Officer...................................................    9
Section 4.8  Executive Vice Presidents.................................................   10
Section 4.9  Vice Presidents...........................................................   10
Section 4.10 Treasurer.................................................................   10
Section 4.11 Secretary.................................................................   10
Section 4.12 Voting of Stock...........................................................   10

ARTICLE FIVE     INDEMNIFICATION.......................................................   11

Section 5.1  Definitions...............................................................   11
Section 5.2  Basic Indemnification Arrangement.........................................   12
Section 5.3  Advances for Expenses.....................................................   12
Section 5.4  Court-Ordered Indemnification and Advances for Expenses...................   13
Section 5.5  Determination of Reasonableness of Expenses...............................   13
Section 5.6  Indemnification of Employees and Agents...................................   14
Section 5.7  Liability Insurance.......................................................   14
Section 5.8  Witness Fees..............................................................   14
Section 5.9  Report to Shareholders....................................................   14
Section 5.10 No Duplication of Payments................................................   14
Section 5.11 Subrogation...............................................................   14
Section 5.12 Contract Rights...........................................................   14
Section 5.13 Amendments................................................................   15

ARTICLE SIX      CAPITAL STOCK.........................................................   15

Section 6.1  Direct Registration of Shares.............................................   15
Section 6.2  Certificates for Shares...................................................   15
Section 6.3  Transfer of Shares........................................................   15
Section 6.4  Duty of Company to Register Transfer......................................   16
Section 6.5  Lost, Stolen or Destroyed Certificates....................................   16
Section 6.6  Authorization to Issue Shares and Regulations Regarding
               Transfer and Registration...............................................   16

ARTICLE SEVEN    DISTRIBUTIONS AND DIVIDENDS...........................................   16

Section 7.1  Authorization or Declaration..............................................   16
Section 7.2  Record Date with Regard to Distributions and Share Dividends..............   16

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ARTICLE EIGHT    MISCELLANEOUS.........................................................   17

Section 8.1  Corporate Seal............................................................   17
Section 8.2  Inspection of Books and Records...........................................   17
Section 8.3  Conflict with Articles of Incorporation or Code...........................   17
Section 8.4  Severability..............................................................   17

ARTICLE NINE     AMENDMENTS............................................................   17

Section 9.1  Amendments................................................................   17

ARTICLE TEN      FAIR PRICE REQUIREMENTS...............................................   18

Section 10.1  Fair Price Requirements..................................................   18

ARTICLE ELEVEN   BUSINESS COMBINATIONS.................................................   18

Section 11.1  Business Combinations....................................................   18

                          AMENDED AND RESTATED BYLAWS
                                      OF
                                 CERTEGY INC.

                              -------------------

                                  ARTICLE ONE
                         MEETINGS OF THE SHAREHOLDERS

         Section 1.1  Annual Meeting. The annual meeting of the Shareholders of
                      --------------
the Company (the "Annual Meeting") shall be held during the first five months after the end of each fiscal year of the Company at such time and place, within or without the State of Georgia, as shall be fixed by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

         Section 1.2  Special Meetings. Special meetings of the Shareholders may
                      ----------------
be held at the principal office of the Company in the State of Georgia or at such other place, within or without the State of Georgia, as may be named in the call therefor. Such special meetings may be called by the Chairman of the Board of Directors, the Vice Chairman, the Chief Executive Officer, the President, the Board of Directors by vote at a meeting, a majority of the Directors in writing without a meeting, or by unanimous call of the Shareholders.

         Section 1.3  Notice of Meetings. Unless waived in accordance with the
                      ------------------
Georgia Business Corporation Code as amended from time to time (the "Code"), a notice of each meeting of Shareholders stating the date, time and place of the meeting shall be given not less than 10 days nor more than 60 days before the date thereof to each Shareholder entitled to vote at that meeting. In the case of an Annual Meeting, the notice need not state the purpose or purposes of the meeting unless the Articles of Incorporation or the Code requires the purpose or purposes to be stated in the notice of the meeting. Any irregularity in such notice shall not affect the validity of the Annual Meeting or any action taken at such meeting. In the case of a special meeting of the Shareholders, the notice of meeting shall state the purpose or purposes for which the meeting is called, and only business within the purpose or purposes described in such notice may be conducted at the meeting.

         Section 1.4  Voting Groups. "Voting group" as used in these Bylaws
                      -------------
means all shares of one or more classes or series that are entitled to vote and be counted together collectively on a matter at a meeting of Shareholders. All shares entitled to vote generally on the matter are for that purpose a single voting group.

         Section 1.5  Quorum. With respect to shares entitled to vote as a
                      ------
separate voting group on a matter at a meeting of Shareholders, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on that matter unless the Articles of Incorporation or the Code provides otherwise. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or to transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting pursuant to Section 1.11 of these Bylaws.

         Section 1.6  Vote Required for Action. If a quorum exists, action on a
                      ------------------------
matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, provisions of these Bylaws validly adopted by the Shareholders, or the Code requires a greater number of affirmative votes. If the Articles of Incorporation or the Code provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately.

         Section 1.7  Adjournments. Whether or not a quorum is present to
                      ------------
organize a meeting, any meeting of Shareholders (including an adjourned meeting) may be adjourned by the holders of a majority of the voting shares represented at the meeting to reconvene at a specific time and place, but no later than 120 days after the date fixed for the original meeting unless the requirements of the Code concerning the selection of a new record date have been met.

         Section 1.8  Presiding Officer. The Chairman of the Board shall call
                      -----------------
the meeting of the Shareholders to order and shall act as chairman of such meeting. In the absence of the Chairman of the Board, the meeting shall be called to order by any one of the following officers then present, in the following order: any Vice Chairman of the Board, the Chief Executive Officer, the President, the senior Executive Vice President, the next senior Executive Vice President, or any one of the Vice Presidents, who shall act as chairman of the meeting. The Secretary of the Company shall act as secretary of the meeting of the Shareholders. In the absence of the Secretary, at any meeting of the Shareholders, the presiding officer may appoint any person to act as secretary of the meeting.

         Section 1.9  Voting of Shares. Unless the Articles of Incorporation or
                      ----------------
the Code provides otherwise, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders.

         Section 1.10 Proxies. A Shareholder entitled to vote pursuant to
                      -------
Section 1.9 may vote in person or by proxy pursuant to an appointment of proxy executed by the Shareholder either in writing or pursuant to an electronic or telephonic transmission, provided that the transmission contains or is accompanied by information from which it can be determined that the Shareholder authorized the transmission. An appointment of proxy shall be valid for only one meeting to be specified therein, and any adjournments of such meeting, but shall not be valid for more than eleven months unless expressly provided therein. Appointments of proxy shall be dated and filed with the records of the meeting to which they relate. If the validity of any appointment of proxy is questioned, it must be submitted for examination to the Secretary of the Company or to a proxy officer or committee appointed by the Board of Directors. The Secretary or, if appointed, the proxy officer or committee shall determine the validity or invalidity of any appointment of proxy submitted, and reference by the Secretary in the minutes of the meeting to the regularity of an appointment of proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at the meeting and for all other purposes.

         Section 1.11 Record Date. For the purpose of determining Shareholders
                      -----------
entitled to notice of a meeting of the Shareholders, to demand a special meeting, to vote, or to take any other action, the Board of Directors may fix a future date as the record date, which date shall be not more than 70 days prior to the date on which the particular action, requiring a determination of the Shareholders, is to be taken. A determination of the Shareholders entitled to notice of or to vote at a meeting of the Shareholders is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed by the Board of Directors, the 70th day preceding the date on which the particular action, requiring a determination of the Shareholders, is to be taken shall be the record date for that purpose.

         Section 1.12 Shareholder Proposals and Nominations.
                      -------------------------------------

                  (a) No proposal for a Shareholder vote shall be submitted by a Shareholder (a "Shareholder Proposal") to the Company's Shareholders unless the Shareholder submitting such proposal (the "Proponent") shall have filed a written notice setting forth with particularity (i) the names and business addresses of the Proponent and all natural persons, corporations, partnerships, trusts or any other type of legal entity or recognized ownership vehicle (collectively, a "Person") acting in concert with the Proponent; (ii) the name and address of the Proponent and the Persons identified in clause (i), as they appear on the Company's books (if they so appear); (iii) the class and number of shares of the Company beneficially owned by the Proponent and by each Person identified in clause
                  (i); (iv) a description of the Shareholder Proposal containing all material information relating thereto; (v) for proposals sought to be included in the Company's proxy statement, any other information required by Securities and Exchange Commission Rule 14a-8; and (vi) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and Shareholders of the Company to consider the Shareholder Proposal. The presiding officer at any meeting of the Shareholders may determine that any Shareholder Proposal was not made in accordance with the procedures prescribed in these Bylaws or is otherwise not in accordance with law, and if it is so determined, such officer shall so declare at the meeting and the Shareholder Proposal shall be disregarded.

                  (b) Only persons who are selected and recommended by the Board of Directors or the committee of the Board of Directors designated to make nominations, or who are nominated by Shareholders in accordance with the procedures set forth in this Section 1.12, shall be eligible for election, or qualified to serve, as Directors. Nominations of individuals for election to the Board of Directors of the Company at any Annual Meeting or any special meeting of Shareholders at which Directors are to be elected may be made by any Shareholder of the Company entitled to vote for the election of Directors at that meeting by compliance with the procedures set forth in this Section 1.12. Nominations by Shareholders shall be made by written notice (a "Nomination Notice"), which shall set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of such prior business experience; (C) whether the nominee is or has ever been at any time a director, officer or owner of five percent or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to
                  Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (E) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and (F) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 as amended; and (ii) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (X) the name and business address of such Person, (Y) the name and address of such Person as they appear on the Company's books (if they so appear), and (Z) the class and number of shares of the Company that are beneficially owned by such Person. A written consent to being named in a proxy statement as a nominee, and to serve as a Director if elected, signed by the nominee, shall be filed with any Nomination Notice, together with evidence satisfactory to the Company that such nominee has no interests that would limit his or her ability to fulfill his or her duties of office. If the presiding officer at any meeting of the Shareholders determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, such officer shall so declare to the meeting and the defective nomination shall be disregarded.

                  (c) If a Shareholder Proposal or Nomination Notice is to be submitted at an Annual Meeting of the Shareholders, it shall be delivered to and received by the Secretary of the Company at the principal executive office of the Company at least 120 days before the first anniversary of the date that the Company's proxy statement was released to Shareholders in connection with the previous year's Annual Meeting of Shareholders. However, if no Annual Meeting of the Shareholders was held in the previous year or if the date of the Annual Meeting of the Shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, the notice shall be delivered to and received by the Secretary at the principal executive offices of the Company not later than the last to occur of (i) the date that is 150 days prior to the date of the contemplated Annual Meeting or (ii) the date that is 10 days after the date of the first public announcement or other notification to the Shareholders of the date of the contemplated Annual Meeting. Subject to Section 1.3 as to matters that may be acted upon at a special meeting of the Shareholders, if a Shareholder Proposal or Nomination Notice is to be submitted at a special meeting of the Shareholders, it shall be delivered to the Secretary of the Company at the principal executive office of the Company no later than the close of business on the earlier of (i) the 30th day following the public announcement that a matter will be submitted to a vote of the Shareholders at a special meeting, or (ii) the 10th day following the day on which notice of the special meeting was given. In addition, if a Shareholder intends to solicit proxies from the Shareholders of the Company for any meeting of the Shareholders, such Shareholder shall notify the Company of this intent in accordance with Securities and Exchange Commission Rule 14a-4.

                                  ARTICLE TWO
                              BOARD OF DIRECTORS

         Section 2.1  General. Subject to the Articles of Incorporation, all
                      -------
corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws and the Articles of Incorporation, the Board of Directors may exercise all such lawful acts and things as are not by law, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the Shareholders.

         Section 2.2  Number of Directors and Term of Office. The number of
                      --------------------------------------
Directors shall be not less than five, nor more than fifteen and shall be fixed within such range by the Board of Directors. The Directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. Each initial Director in Class I shall hold office for a term that expires at the first Annual Meeting of the Shareholders after his election; each initial Director in Class II shall hold office for a term that expires at the second Annual Meeting of the Shareholders after his election; and each initial Director in Class III shall hold office for a term that expires at the third Annual Meeting of the Shareholders after his election. At each Annual Meeting of the Shareholders, successors to the class of Directors whose term expires at that Annual Meeting of the Shareholders shall be elected for a three-year term. If the number of Directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible. Any additional Director of any class elected by the Shareholders to the Board of Directors to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class. Any additional Director of any class elected by the Board of Directors to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall expire at the next Annual Meeting of the Shareholders, and, if such newly-created directorship is to be continued, a nominee therefor shall be submitted to the Shareholders for their vote. In no case shall a decrease in the number of Directors for a class shorten the term of an incumbent Director. A Director shall hold office until the Annual Meeting of the Shareholders for the year in which such Director's term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         Section 2.3  Election of Directors. Unless otherwise provided in the
                      ---------------------
Articles of Incorporation or the Code, Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting of Shareholders at which a quorum is present.

         Section 2.4  Vacancies. Any vacancy on the Board of Directors that
                      ---------
results from an increase in the number of Directors or from prior death, resignation, retirement, disqualification or removal from office of a Director shall be filled by a majority of the Board of Directors then in office, though less than a quorum, or by the sole remaining Director. Any Director elected to fill a vacancy resulting from prior death, resignation, retirement, disqualification or removal from office of a director, shall have the same remaining term as that of his or her predecessor.

         Section 2.5  Term Limits. A Director ceasing to continue a regular
                      -----------
business relationship (as defined below) shall automatically retire from the Board, except that a non-employee Director who ceases to continue a regular business relationship may continue serving as a Director until the next Annual Meeting of the Shareholders. Notwithstanding the preceding, a non-employee Director, or a retiring Chairman of the Board and Chief Executive Officer (or either) may, at the request of the Executive Committee and if ratified by the Board, continue to serve as a Director if he or she continues in a position or business activity that the Board determines would be of substantial benefit to the Company. For purposes of this Section 2.5, the expression "regular business relationship" means a relationship as an employee, consultant or officer of a substantial business, professional or educational organization, which requires exercise of business judgment on a regular basis, and which is not lower in seniority than the position with such organization occupied by the Director at the time of the Director's first election to the Board of Directors of the Company.

         Section 2.6  Regular Meetings. Regular meetings of the Board of
                      ----------------
Directors shall be held at such times as the Board of Directors may determine from time to time.

         Section 2.7  Special Meetings. Special meetings of the Board of
                      ----------------
Directors shall be held whenever called by the direction of the Chairman of the Board or in his or her absence, any Vice Chairman, or by the Chief Executive Officer. Special meetings of the Board may also be called by one-third of the Directors then in office. Unless otherwise indicated in the notice thereof, any and all business of the Company may be transacted at any special meeting of the Board of Directors.

         Section 2.8  Notice of Meetings. Unless waived in accordance with the
                      ------------------
Code, notice of each regular or special meeting of the Board of Directors, stating the date, time and place of the meeting, shall be given not less than two days before the date thereof to each Director.

         Section 2.9  Quorum; Adjournments. Unless the Code, the Articles of
                      --------------------
Incorporation or these Bylaws provide for a different number, a majority of the Board of Directors shall constitute a quorum for the transaction of business. Whether or not a quorum is present to organize a meeting, any meeting of Directors (including a reconvened meeting) may be adjourned by a majority of the Directors present, to reconvene at a specific time and place. At any adjourned meeting, any business may be transacted that could have been transacted at the meeting prior to adjournment. If notice of the original meeting was properly given, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted if the date, time and place of the adjourned meeting are announced at the meeting prior to adjournment.

         Section 2.10 Vote Required for Action. If a quorum is present when a
                      ------------------------
vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors unless the Code, the Articles of Incorporation, or these Bylaws provide for the vote of a different number of Directors or of specific Directors.

         Section 2.11 Action by Directors Without a Meeting. Any action required
                      -------------------------------------
or permitted to be taken at any meeting of the Board of Directors or any action that may be taken at a meeting of a committee of the Board of Directors may be taken without a meeting if the action is taken by all the members of the Board of Directors or of the committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each Director or each Director serving on the committee, as the case may be, and delivered to the Company for inclusion in the minutes or filing with the corporate records.

         Section 2.12 Compensation of Directors. Directors who are salaried
                      -------------------------
officers or employees of the Company shall receive no additional compensation for service as a Director or as a member of a committee of the Board of Directors. Each Director who is not a salaried officer or employee of the Company shall be compensated as determined by the Board of Directors. A Director may also serve the Company in a capacity other than that of Director or employee and receive compensation, as determined by the Board of Directors, for services rendered in any other capacity.

                                 ARTICLE THREE
                     ELECTIONS OF OFFICERS AND COMMITTEES

         Section 3.1  Election of Officers. At the April meeting of the Board of
                      --------------------
Directors in each year, or, if not done at that time, then at any subsequent meeting, the Board of Directors shall proceed to the election of executive officers of the Company, and of the Executive Committee, as hereinafter provided for.

         Section 3.2  Executive Committee. The Board of Directors may elect from
                      -------------------
their members an Executive Committee which shall include the Chairman of the Board, the Chief Executive Officer, and the President. The Executive Committee, if any, shall consist of not less than three nor more than five members, the precise number to be fixed by resolution of the Board of Directors from time to time.

                  (a) Each member shall serve for one year and until his or her successor shall have been elected, unless that term is sooner terminated by the Board of Directors. The Board of Directors shall fill the vacancies in the Executive Committee by election. The Chairman of the Board, if there is one, or, if not, the Chief Executive Officer, shall be the Chairman of the Executive Committee.

                  (b) All action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision or alteration by the Board of Directors, provided that no rights or interests of third parties shall be affected by any such revision or alteration. The

                  Executive Committee shall fix its own rules and proceedings, and shall meet where and as provided by such rules or by resolution of the Board of Directors. In every case, the affirmative vote of a majority of all the members of the Committee shall be necessary to its adoption of any resolution.

                  (c) Except as prohibited by the Code, during the interval between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all the powers of the Board in the management of all the affairs of the Company, including the making of contracts, the purchase and sale of property, the execution of legal instruments and all other matters in which specific direction shall not have been given by the Board of Directors.

         Section 3.3  Other Committees. The Board of Directors is authorized and
                      ----------------
empowered to appoint from its own body or from the officers of the Company, or both, such other committees as it may think best, and may delegate to or confer upon such committees all or such part of its powers except as prohibited by the Code, and may prescribe the exercise thereof as it may deem proper.

                                 ARTICLE FOUR
                                   OFFICERS

         Section 4.1 Officers; Term Limits. The officers of the Company, unless
                     ---------------------
otherwise provided by the Board of Directors from time to time, shall consist of the following: a Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Vice Presidents (one or more of whom may be designated Executive Vice President, one or more of whom may be designated Corporate Vice President and one or more of whom may be designated Senior Vice President), a Treasurer, and a Secretary, who shall be elected by the Board of Directors. The Board of Directors may from time to time elect a Vice Chairman of the Board. The Board of Directors, or any officer to whom the Board may delegate such authority, may also appoint such other officers as it or they may see fit, and may prescribe their respective duties. All officers, however elected or appointed, may be removed with or without cause by the Board of Directors, and any officer appointed by another officer may also be removed, with or without cause, by the appointing officer or any officer senior to the appointing officer. Any two or more of the offices may be filled by the same person. No person shall serve as Chairman of the Board and Chief Executive Officer (or either), beyond his or her 65th birthday.

         Section 4.2  Compensation of Officers. The Board of Directors or
                      ------------------------
Executive Committee shall approve the salaries of all elected officers and such other employees as may be designated by the Board of Directors or Executive Committee, except that salaries of members of the Executive Committee shall be fixed by the Compensation and Human Resources Committee of the Board of Directors or by the Board of Directors.

         Section 4.3  chairman of the board. the chairman of the board shall
                      ---------------------
preside at all meetings of the shareholders, the board of directors, and the executive committee. except where by law the signature of the chief executive officer or president is required, the chairman of the board shall have the same power as the chief executive officer or president to sign all authorized certificates, contracts, bonds, deeds, mortgages, and other instruments. The chairman of the board shall have such other powers and duties as from time to time may be assigned by the board of directors.

         Section 4.4  Vice Chairman of the Board. It shall be the duty of the
                      --------------------------
Vice Chairman of the Board, in the absence of the Chairman of the Board, to preside at meetings of the Shareholders, at meetings of the Directors, and at meetings of the Executive Committee. The Vice Chairman shall do and perform all acts incident to the office of Vice Chairman, subject to the approval and direction of the Board of Directors.

         Section 4.5  Chief Executive Officer. The Chief Executive Officer shall
                      -----------------------
direct the business and policies of the Company and shall have such other powers and duties as from time to time may be assigned by the Board of Directors. In the event of a vacancy in the offices of Chairman and Vice Chairman of the Board or during the absence or disability of the Chairman and any Vice Chairman, the Chief Executive Officer shall have all of the rights, powers and authority given hereunder to the Chairman of the Board. The Chief Executive Officer, in the absence of the Chairman and any Vice Chairman of the Board, shall preside at meetings of the Shareholders, at meetings of the Directors and at meetings of the Executive Committee. The Chief Executive Officer may sign all authorized certificates, contracts, bonds, deeds, mortgages and other instruments, except in cases in which the signing thereof shall have been expressly and exclusively delegated to some other officer or agent of the Company. In general, the Chief Executive Officer shall have the usual powers and duties incident to the office of a Chief Executive Officer of a corporation and such other powers and duties as from time to time may be assigned by the Board of Directors or a committee thereof.

         Section 4.6  President. The President shall have general charge of the
                      ---------
business of the Company subject to the specific direction and approval of the Board of Directors. If the Chairman or Vice Chairman of the Board is not designated Chief Executive Officer by the Board of Directors, the President shall also serve as Chief Executive Officer of the Company if so designated by the Board of Directors. In the event of a vacancy in the office of Chief Executive Officer or during the absence or disability of the Chief Executive Officer, the President shall serve as Chief Executive Officer and shall have all of the rights, powers and authority given hereunder to the Chief Executive Officer. The President may sign all authorized certificates, contracts, bonds, deeds, mortgages and other instruments, except in cases in which the signing thereof shall have been expressly and exclusively delegated to some other officer or agent of the Company. In general, the President shall have the usual powers and duties incident to the office of a president of a corporation and such other powers and duties as from time to time may be assigned by the Board of Directors, a committee thereof, or the Chief Executive Officer.

         Section 4.7  Chief Operating Officer. The Chief Operating Officer shall
                      -----------------------
have responsibility for the day-to-day operations of the Company. The Chief Operating Officer may sign all authorized certificates, contracts, bonds, deeds, mortgages and other instruments, except in cases in which the signing thereof shall have been expressly and exclusively delegated to some other officer or agent of the Company. In general, the Chief Operating Officer shall have the usual powers and duties incident to the office of a Chief Operating Officer of a corporation and such other powers and duties as from time to time may be assigned by the Board of Directors, a committee thereof, the Chief Executive Officer or the President.

         Section 4.8  Executive Vice Presidents. Each shall have authority, on
                      -------------------------
behalf of the Company, to execute, approve, or accept agreements for service, bids, or other contracts, and shall sign such other instruments as each is authorized or directed to sign by the Board of Directors or a committee thereof or by the Chief Executive Officer or the President. Each shall do and perform all acts incident to the office of the Executive Vice President of the Company or as may be directed by its Board of Directors or its committees or the Chief Executive Officer or the President.

         Section 4.9  Vice Presidents. There shall be one or more Vice
                      ---------------
Presidents of the Company, as the Board of Directors may from time to time elect. Each Vice President shall have such power and perform such duties as may be assigned by or under the authority of the Board of Directors.

         Section 4.10 Treasurer. The Treasurer shall be responsible for the
                      ---------
custody of all funds and securities belonging to the Company and for the receipt, deposit or disbursement of funds and securities under the direction of the Board of Directors. The Treasurer shall cause to be maintained full and true accounts of all receipts and disbursements and shall make reports of the same to the Board of Directors, its committees, the Chief Executive Officer, and the President upon request. The Treasurer shall perform all duties as may be assigned from time to time by or under the authority of the Board of Directors.

         Section 4.11 Secretary. The Secretary shall be responsible for
                      ---------
preparing minutes of the acts and proceedings of all meetings of the Shareholders and of the Board of Directors and any committees thereof. The Secretary shall have authority to give all notices required by law or these Bylaws, and shall be responsible for the custody of the corporate books, records, contracts and other documents. The Secretary may affix the corporate seal to any lawfully executed documents and shall sign any instruments as may require the Secretary's signature. The Secretary shall authenticate records of the Company and shall perform whatever additional duties and have whatever additional powers as may be assigned by or under the authority of the Board of Directors from time to time. In the absence or disability of the Secretary or at the direction of the Chief Executive Officer, the President or the Secretary, any Assistant Secretary may perform the duties and exercise the powers of the Secretary.

         Section 4.12 Voting of Stock. Unless otherwise ordered by the Board of
                      ---------------
Directors or Executive Committee, the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President or any Executive Vice President of the Company shall have full power and authority in behalf of the Company to attend and to act and to vote at any meetings of shareholders of any corporation in which the Company may hold stock, and at such meetings may possess and shall exercise any and all rights and powers incident to the ownership of such stock exercisable at such meetings. The Board of Directors or Executive Committee, by resolution from time to time, may confer like powers upon any other person or persons.

                                 ARTICLE FIVE
                                INDEMNIFICATION

     Section 5.1  Definitions.  As used in this Article, the term:
                  -----------

          (a) "Company" includes any domestic or foreign predecessor entity of the Company in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Director" or "Officer" means an individual who is or was a member of the Board of Directors or an officer elected by the Board of Directors, respectively, or who, while a member of the Board of Directors or an officer of the Company, is or was serving at the Company's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity. An individual is considered to be serving an employee benefit plan at the Company's request if his or her duties to the Company also impose duties on, or otherwise involve services by, the individual to the plan or to participants in or beneficiaries of the plan. "Director" or "Officer" includes, unless the context otherwise requires, the estate or personal representative of a Director or Officer.

          (c) "Disinterested Director" or "Disinterested Officer" means a Director or Officer, respectively, who at the time of an evaluation referred to in subsection 5.5(b) is not:

               (1)  A Party to the Proceeding; or

               (2) An individual having a familial, financial, professional, or employment relationship with the person whose advance for Expenses is the subject of the decision being made with respect to the Proceeding, which relationship would, in the circumstances, reasonably be expected to exert an influence on the Director's or Officer's judgment when voting on the decision being made.

          (d)  "Expenses" includes counsel fees.

          (e) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), and reasonable Expenses incurred with respect to a Proceeding.

          (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding.

          (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal.

         (h) "Reviewing Party" shall mean the person or persons making the determination as to reasonableness of Expenses pursuant to Section 5.5 of this Article, and shall not include a court making any determination under this Article or otherwise.

Section 5.2    Basic Indemnification Arrangement.
               ---------------------------------

         (a) The Company shall indemnify an individual who is a Party to a Proceeding because he or she is or was a Director or Officer against Liability incurred in the Proceeding; provided, however, that the Company shall not indemnify a Director or Officer under this Article for any Liability incurred in a Proceeding in which the Director or Officer is adjudged liable to the Company or is subjected to injunctive relief in favor of the Company:

               (1) For any appropriation, in violation of his or her duties, of any business opportunity of the Company;

               (2) For acts or omissions which involve intentional misconduct or a knowing violation of law;

               (3) For the types of liability set forth in Section 14-2-832 of the Code; or

               (4) For any transaction from which he or she received an improper personal benefit.

         (b) If any person is entitled under any provision of this Article to indemnification by the Company for some portion of Liability incurred, but not the total amount thereof, the Company shall indemnify such person for the portion of such Liability to which such person is entitled.

Section 5.3    Advances for Expenses.
               ---------------------

         (a) The Company shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by a Director or Officer who is a Party to a Proceeding because he or she is a Director or Officer if he or she delivers to the Company:

               (1) A written affirmation of his or her good faith belief that his or her conduct does not constitute behavior of the kind described in subsection 5.2(a) above; and

               (2) His or her written undertaking (meeting the qualifications set forth below in subsection 5.3(b)) to repay any funds advanced if it is ultimately determined that he or she is not entitled to indemnification under this Article or the Code.

          (b) The undertaking required by subsection 5.3(a)(2) above must be an unlimited general obligation of the proposed indemnitee but need not be secured and shall be accepted without reference to the financial ability of the proposed indemnitee to make repayment. If a Director or Officer seeks to enforce his or her rights to indemnification in a court pursuant to Section 5.4 below, such undertaking to repay shall not be applicable or enforceable unless and until there is a final court determination that he or she is not entitled to indemnification, as to which all rights of appeal have been exhausted or have expired.

     Section 5.4  Court-Ordered Indemnification and Advances for Expenses. A
                  -------------------------------------------------------
Director or Officer who is a Party to a Proceeding shall have the rights to court-ordered indemnification and advances for expenses as provided in the Code.

     Section 5.5  Determination of Reasonableness of Expenses.
                  -------------------------------------------

          (a) The Company acknowledges that indemnification of, and advance expenses to, a Director or Officer under Section 5.2 has been pre-authorized by the Company as permitted by Section 14-2-859(a) of the Code, and that pursuant to the authority exercised under Section 14-2-856 of the Code, no determination need be made for a specific Proceeding that such indemnification of or advances of expenses to the Director or Officer is permissible in the circumstances because he or she has met a particular standard of conduct. Nevertheless, except as set forth in subsection 5.5(b) below, evaluation as to reasonableness of Expenses of a Director or Officer for a specific Proceeding shall be made as follows:

                  (1) If there are two or more Disinterested Directors, by the Board of Directors of the Company by a majority vote of all Disinterested Directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote; or

                  (2) If there are fewer than two Disinterested Directors, by the Board of Directors (in which determination Directors who do not qualify as Disinterested Directors may participate); or

                  (3) By the Shareholders, but shares owned by or voted under the control of a Director or Officer who at the time does not qualify as a Disinterested Director or Disinterested Officer may not be voted on the determination.

          (b) Notwithstanding the requirement under subsection 5.5(a) that the Reviewing Party evaluate the reasonableness of Expenses claimed by the proposed indemnitee, any Expenses claimed by the proposed indemnitee shall be deemed reasonable if the Reviewing Party fails to make the evaluation required by subsection 5.5(a) within sixty (60) days following the later of:

                  (1) The Company's receipt of the affirmative undertaking required by Section 5.3(a); or

                  (2) The Company's receipt of invoices for specific Expenses to be reimbursed or advanced.

     Section 5.6  Indemnification of Employees and Agents. The Company may
                  ---------------------------------------
indemnify and advance Expenses under this Article to an employee or agent of the Company who is not a Director or Officer to the same extent and subject to the same conditions that a Georgia corporation could, without shareholder approval under Section 14-2-856 of the Code, indemnify and advance Expenses to a Director, or to any lesser extent (or greater extent if permitted by law) determined by the Board of Directors or Chief Executive Officer, in each case consistent with public policy.

     Section 5.7  Liability Insurance. The Company may purchase and maintain
                  -------------------
insurance on behalf of an individual who is a Director, Officer, employee or agent of the Company or who, while a Director, Officer, employee or agent of the Company, serves at the Company's request as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity against Liability asserted against or incurred by him or her in that capacity or arising from his or her status as a Director, Officer, employee, or agent, whether or not the corporation would have power to indemnify or advance Expenses to him or her against the same Liability under this Article or the Code.

     Section 5.8  Witness Fees. Nothing in this Article shall limit the
                  ------------
Company's power to pay or reimburse Expenses incurred by a person in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a Party.

     Section 5.9  Report to Shareholders. To the extent and in the manner
                  ----------------------
required by the Code from time to time, if the Company indemnifies or advances Expenses to a Director or Officer in connection with a Proceeding by or in the right of the Company, the Company shall report the indemnification or advance to the Shareholders.

     Section 5.10 No Duplication of Payments; Nonexclusive. The Company shall
                  ----------------------------------------
not be liable under this Article to make any payment to a person hereunder to the extent such person has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise payable hereunder. The rights of a Director or Officer hereunder shall be in addition to any other rights with respect to indemnification, advancement of expenses or otherwise that he or she may have under contract or the Code or otherwise.

     Section 5.11 Subrogation. In the event of payment under this Article, the
                  -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 5.12 Contract Rights. The right to indemnification and advancement
                  ---------------
of Expenses conferred hereunder to Directors and Officers shall be a contract right and shall not be affected adversely to any Director or Officer by any amendment of these Bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these Bylaws.

     Section 5.13  Amendments. It is the intent of the Company to indemnify and
                   ----------
advance Expenses to its Directors and Officers to the full extent permitted by the Code, as amended from time to time. To the extent that the Code is hereafter amended to permit a Georgia business corporation to provide to its directors or officers greater rights to indemnification or advancement of Expenses than those specifically set forth hereinabove, this Article shall be deemed amended to require such greater indemnification or more liberal advancement of Expenses to the Company's Directors and Officers, in each case consistent with the Code as so amended from time to time. No amendment, modification or rescission of this Article, or any provision hereof, the effect of which would diminish the rights to indemnification or advancement of Expenses as set forth herein shall be effective as to any person with respect to any action taken or omitted by such person prior to such amendment, modification or rescission.

                                  ARTICLE SIX
                                 CAPITAL STOCK

     Section 6.1   Direct Registration of Shares. The Company may, with the
                   -----------------------------
Board of Directors' approval, participate in a direct registration system approved by the Securities and Exchange Commission and by the New York Stock Exchange or any securities exchange on which the stock of the Company may from time to time be traded, whereby shares of capital stock of the Company may be registered in the holder's name in uncertificated, book-entry form on the books of the Company.

     Section 6.2   Certificates for Shares. Except for shares represented in
                   -----------------------
book-entry form under a direct registration system contemplated in Section 6.1, the interest of each Shareholder in the Company shall be evidenced by a certificate or certificates representing shares of the Company which shall be in such form as the Board of Directors from time to time may adopt. Share certificates shall be numbered consecutively, shall be in registered form, shall indicate the date of issuance, the name of the Company and that it is organized under the laws of the State of Georgia, the name of the Shareholder, and the number and class of shares and the designation of the series, if any, represented by the certificate. Each certificate shall be signed by the Chairman of the Board, the President or other Chief Executive Officer or a Vice President and also by the Secretary or may be signed with the facsimile signatures of the Chairman of the Board, the President or other Chief Executive Officer or a Vice President and of the Secretary, and in all cases a stock certificate signed in facsimile must also be countersigned by the transfer agent for the stock. The corporate seal need not be affixed.

     Section 6.3   Transfer of Shares. The Board of Directors shall have
                   ------------------
authority to appoint a transfer agent and/or a registrar for the shares of its capital stock, and to empower them or either of them in such manner and to such extent as it may deem best, and to remove such agent or agents from time to time, and to appoint another agent or other agents. Transfers of shares shall be made upon the transfer books of the Company, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the registered owner, or by an attorney lawfully constituted in writing. With respect to certificated shares, before a new certificate is issued, the old certificate shall be surrendered for cancellation or, in the case of a certificate alleged to have been lost, stolen, or destroyed, the requirements of Section 6.5 of these Bylaws shall have been met. Transfer of shares shall be in accordance with such reasonable rules and regulations as may be made from time to time by the Board of Directors.

     Section 6.4   Duty of Company to Register Transfer. Notwithstanding any of
                   ------------------------------------
the provisions of Section 6.3 of these Bylaws, the Company is under a duty to register the transfer of its shares only if:

          (a) the certificate or transfer instruction is endorsed by the appropriate person or persons; and

          (b) reasonable assurance is given that the endorsement or affidavit is genuine and effective; and

          (c) the Company either has no duty to inquire into adverse claims or has discharged that duty; and

          (d) the requirements of any applicable law relating to the collection of taxes have been met; and

          (e) the transfer in fact is rightful or is to a bona fide purchaser.

     Section 6.5   Lost, Stolen or Destroyed Certificates. Any person claiming a
                   --------------------------------------
share certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in the manner required by the Company and, if the Company requires, shall give the Company a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Company, as the Company may require, whereupon an appropriate new certificate may be issued in lieu of the one alleged to have been lost, stolen or destroyed.

     Section 6.6   Authorization to Issue Shares and Regulations Regarding
                   -------------------------------------------------------
Transfer and Registration. The Board of Directors, the Executive Committee and
-------------------------
any other committee of the Board of Directors so authorized by it shall have power and authority to issue shares of capital stock of the Company and to make all such rules and regulations as, respectively, they may deem expedient concerning the transfer and registration of shares of the capital stock of the Company.

                                 ARTICLE SEVEN
                          DISTRIBUTIONS AND DIVIDENDS

     Section 7.1   Authorization or Declaration. Unless the Articles of
                   ----------------------------
Incorporation provide otherwise, the Board of Directors from time to time in its discretion may authorize or declare distributions or share dividends in accordance with the Code.

     Section 7.2   Record Date with Regard to Distributions and Share Dividends.
                   ------------------------------------------------------------
For the purpose of determining Shareholders entitled to a distribution (other than one involving a purchase, redemption, or other reacquisition of the Company's shares) or a share dividend, the Board of Directors may fix a date as the record date. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Code.

                                  ARTICLE EIGHT
                                  MISCELLANEOUS

     Section 8.1   Corporate Seal. The corporate seal of the Company shall be in
                   --------------
such form as the Board of Directors may from time to time determine. If at any time it is inconvenient to use the corporate seal of the Company, the signature or name of the Company followed by or used in conjunction with the words "Corporate Seal" or "Seal" or words of similar import shall be deemed the seal of the Company.

     Section 8.2   Inspection of Books and Records. The Board of Directors shall
                   -------------------------------
have power to determine which accounts, books and records of the Company shall be opened to the inspection of Shareholders, except those as may by law specifically be made open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection. Without the prior approval of the Board of Directors in its discretion, the right of inspection set forth in Section 14-2-1602(c) of the Code shall not be available to any Shareholder owning two percent or less of the shares outstanding.

     Section 8.3   Conflict with Articles of Incorporation or Code. To the
                   -----------------------------------------------
extent that any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, such provision of the Articles of Incorporation shall govern. To the extent that any provision of these Bylaws conflicts with any non-discretionary provision of the Code, such provision of the Code shall govern.

     Section 8.4   Severability. In the event that any of the provisions of
                   ------------
these Bylaws (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of these Bylaws shall remain enforceable to the fullest extent permitted by law.

                                 ARTICLE NINE
                                  AMENDMENTS

     Section 9.1   Amendments.  Subject, in each case, to the Articles of
                   ----------
Incorporation:

          (a) the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws; and

          (b) any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws may be adopted, by the Shareholders, as provided by the Code; and

          (c) Articles Ten and Eleven of these Bylaws shall be amended only in the manner provided by relevant provisions of the Code.

                                  ARTICLE TEN
                            FAIR PRICE REQUIREMENTS

     Section 10.1  Fair Price Requirements. All of the requirements of Article
                   -----------------------
11, Part 2, of the Code, included in Sections 14-2-1110 through 1113 (and any successor provisions thereto), shall be applicable to the Company in connection with any business combination, as defined therein, with any interested shareholder, as defined therein.

                                ARTICLE ELEVEN
                             BUSINESS COMBINATIONS

     Section 11.1  Business Combinations. All of the requirements of Article 11,
                   ---------------------
Part 3, of the Code, included in Sections 14-2-1131 through 1133 (and any successor provisions thereto), shall be applicable to the Company in connection with any business combination, as defined therein, with any interested shareholder, as defined therein.